Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 7. INCOME TAXES

Our effective tax rate for the three months ended March 31, 2017, was 26.7% as compared to 30.8% for the three months ended April 1, 2016. The difference in effective tax rates between the periods is primarily attributable to greater federal and international tax benefits. Our effective tax rates for 2017 and 2016 differ from the U.S. federal statutory rate of 35% due principally to our earnings outside the United States that are indefinitely reinvested and taxed at rates lower than the U.S. federal statutory rate and the impact of credits and deductions provided by law.

NOTE 12. INCOME TAXES

Prior to the Separation, our operating results were included in Danaher’s various consolidated U.S. federal and certain state income tax returns, as well as certain non-U.S. returns. For periods prior to the Separation, our combined financial statements reflect income tax expense and deferred tax balances as if we had filed tax returns on a standalone basis separate from Danaher. The separate return method applies the accounting guidance for income taxes to the standalone financial statements as if we were a separate taxpayer and a standalone enterprise for the first half of 2016 and for prior periods. For periods prior to the Separation, our pretax operating results exclude any intercompany financing arrangements between entities and include any transactions with Danaher as if it were an unrelated party.

Earnings before income taxes for the years ended December 31 were as follows ($ in millions):

	2016	2015	2014
United States	$812.9	$913.8	$752.0
International	384.1	355.9	527.2

Total	$1,197.0	$1,269.7	$1,279.2

The provision for income taxes for the years ended December 31 were as follows ($ in millions):

	2016	2015	2014
Current:
Federal U.S.	$227.4	$310.8	$243.8
Non-U.S.	74.6	54.3	134.4
State and local	32.7	32.8	28.4
Deferred:
Federal U.S.	(4.6)	(4.0)	10.9
Non-U.S.	(3.0)	12.7	(22.3)
State and local	(2.4)	(0.7)	0.6

Income tax provision	$324.7	$405.9	$395.8

All deferred tax assets and liabilities have been classified as noncurrent deferred tax assets and noncurrent deferred tax liabilities which are included in other assets and other long-term liabilities, respectively, in the accompanying Consolidated and Combined Balance Sheets. Deferred income tax assets and liabilities as of December 31 were as follows ($ in millions):

	2016	2015
Deferred Tax Assets:
Allowance for doubtful accounts	$28.5	$26.9
Inventories	33.0	24.3
Pension benefits	49.1	60.6
Environmental and regulatory compliance	18.9	18.9
Other accruals and prepayments	44.2	35.4
Deferred service income	10.5	15.6
Warranty services	27.1	24.8
Stock compensation expense	31.7	30.3
Tax credit and loss carryforwards	74.0	79.9
Other	8.0	11.2
Valuation allowances	(26.7)	(18.6)

Total deferred tax assets	298.3	309.3

Deferred Tax Liabilities:
Property, plant and equipment	(33.2)	(43.3)
Insurance, including self-insurance	(85.2)	—
Goodwill and other intangibles	(416.5)	(380.5)
Other	(10.0)	—

Total deferred tax liabilities	(544.9)	(423.8)

Net deferred tax liability	$(246.6)	$(114.5)

Our deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the deferred tax assets will not be realized. We evaluate the realizability of deferred income tax assets for each of the jurisdictions in which we operate. If we experience cumulative pretax income in a particular jurisdiction in the three-year period including the current and prior two years, we normally conclude that the deferred income tax assets will more likely than not be realizable and no valuation allowance is recognized, unless known or planned operating developments would lead management to conclude otherwise. However, if we experience cumulative pretax losses in a particular jurisdiction in the three-year period including the current and prior two years, we then consider a series of factors in the determination of whether the deferred income tax assets can be realized. These factors include historical operating results, known or planned operating developments, the period of time over which certain temporary differences will reverse, consideration of the utilization of certain deferred income tax liabilities, tax law carryback capability in the particular country, and prudent and feasible tax planning strategies. After evaluation of these factors, if the deferred income tax assets are expected to be realized within the tax carryforward period allowed for that specific country, we would conclude that no valuation allowance would be required. To the extent that the deferred income tax assets exceed the amount that is expected to be realized within the tax carryforward period for a particular jurisdiction, we established a valuation allowance.

Applying the above methodology, valuation allowances have been established for certain deferred income tax assets to the extent they are not expected to be realized within the particular tax carryforward period.

Deferred taxes associated with U.S. entities consist of net deferred tax liabilities of approximately $293 million and $166 million inclusive of valuation allowances of $16 million and $3 million as of December 31, 2016 and December 31, 2015, respectively. Deferred taxes associated with non-U.S. entities consist of net deferred tax assets of $46 million and $51 million inclusive of valuation allowances of $11 million and $16 million as of December 31, 2016 and December 31, 2015, respectively. During 2016, our valuation allowance increased by $8 million primarily due to valuation allowances related to foreign net operating losses.

In periods prior to the Separation, the allocation of deferred taxes in the combined financial statements excluded any amounts related to insurance, including self-insurance. The Fortive Insurance Company was incorporated in June 2016.

The effective income tax rate for the years ended December 31 varies from the U.S. statutory federal income tax rate as follows:

	Percentage of Pretax Earnings
	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
State income taxes (net of federal income tax benefit)	1.7%	1.8%	1.5%
Foreign income taxed at lower rate than U.S. statutory rate	(4.7)%	(4.6)%	(5.9)%
Separation related adjustments for final resolution of uncertain tax positions	(1.9)%	—%	—%
Research and experimentation credits, federal domestic production deductions and other	(3.0)%	(0.2)%	0.3%

Effective income tax rate	27.1%	32.0%	30.9%

Our effective tax rate for each of 2016, 2015 and 2014 differs from the U.S. federal statutory rate of 35.0% due principally to our earnings outside the United States that are indefinitely reinvested and taxed at rates lower than the U.S. federal statutory rate and the impact of credits and deductions provided by law.

We conduct business globally, and, as part of our global business, we file numerous income tax returns in the U.S. federal, state and foreign jurisdictions. The countries in which we have a significant presence that have lower statutory tax rates than the United States include China, Germany and the United Kingdom. Our ability to obtain a tax benefit from lower statutory tax rates outside of the United States is dependent on our levels of taxable income in these foreign countries and under current U.S. tax law. We believe that a change in the statutory tax rate of any individual foreign country would not have a material effect on our financial statements given the geographic dispersion of our taxable income.

As of December 31, 2016 our U.S. and non-U.S. net operating loss carryforwards totaled $178 million, of which $102 million is related to U.S. net operating loss carryforwards and $76 million is related to non-U.S. net operating loss carryforwards. Included in deferred tax assets as of December 31, 2016 are tax benefits for U.S. and non-U.S. net operating loss carryforwards totaling $57 million, before applicable valuation allowances of $10 million. Certain of these losses can be carried forward indefinitely and others can be carried forward to various dates from 2017 through 2036. A full valuation allowance was also established as of December 31, 2016 for $16 million of certain tax credit carryforwards from the Separation.

Following the Separation, we made income tax payments of $149 million. Prior to the Separation, we did not make any income tax payments because we were dependent upon Danaher for all of our working capital and financing requirements under Danaher’s centralized approach to cash management and financing of operations of its subsidiaries.

As of December 31, 2016, gross unrecognized tax benefits totaled $29 million ($35 million, net of the impact of $7 million of indirect tax benefits offset by $13 million associated with interest and penalties). As of December 31, 2015, gross unrecognized tax benefits totaled $170 million ($168 million, net of the impact of $41 million of indirect tax benefits offset by $39 million associated with interest and penalties). We recognized approximately $8 million in potential interest and penalties associated with uncertain tax positions during each of 2015 and 2014, and this amount was not significant in 2016. To the extent taxes are not assessed with respect to uncertain tax positions, substantially all amounts accrued (including interest and penalties and net of indirect offsets), will be reduced and reflected as a reduction of the overall income tax provision. Unrecognized tax benefits and associated accrued interest and penalties are included in our income tax provision.

A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding amounts accrued for potential interest and penalties, is as follows ($ in millions):

	2016	2015	2014
Unrecognized tax benefits, beginning of year	$169.9	$167.2	$146.8
Additions based on tax positions related to the current year	6.0	18.4	20.8
Additions for tax positions of prior years	0.4	9.7	11.8
Reductions for tax positions of prior years	(1.2)	(13.4)	(0.8)
Lapse of statute of limitations	(1.3)	(5.5)	(4.6)
Settlements	(0.6)	(1.5)	—
Effect of foreign currency translation	(0.4)	(5.0)	(6.8)
Separation related adjustments (a)	(144.2)	—	—

Unrecognized tax benefits, end of year	$28.6	$169.9	$167.2

(a)	Unrecognized tax benefits were reduced by $144 million in 2016 related to positions taken prior to the Separation for which Danaher, as the Former Parent, is the primary obligor and is responsible for settlement and payment of the tax expenses.

We are routinely examined by various domestic and international taxing authorities. In connection with the Separation, we entered into the Agreements with Danaher, including a tax matters agreement. The tax matters agreement distinguishes between the treatment of tax matters for “Joint” filings compared to “Separate” filings prior to the Separation. “Joint” filings involve legal entities, such as those in the United States, that include operations from both Danaher and the Company. By contrast, “Separate” filings involve certain entities (primarily outside of the United States), that exclusively include either Danaher’s or the Company’s operations, respectively. In accordance with the tax matters agreement, Danaher is liable for and has indemnified Fortive against all income tax liabilities involving “Joint” filings for periods prior to the Separation. The Company remains liable for certain pre-Separation income tax liabilities including those related to the Company’s “Separate” filings.

Pursuant to U.S. tax law, the Company’s initial U.S. federal income tax return is for the short taxable year July 2, 2016 through December 31, 2016. We expect to file our initial U.S. federal income tax return for the 2016 short tax year with the Internal Revenue Service (“IRS”) during 2017. Therefore the IRS has not yet begun an examination of the Company. Our operations in certain foreign jurisdictions remain subject to routine examination for tax years 2007 to 2016.

For most of our foreign operations, we make an assertion regarding the amount of earnings intended for indefinite reinvestment, with the balance available to be repatriated to the United States. No provisions for U.S. income taxes have been made with respect to earnings that are planned to be reinvested indefinitely outside the United States, and the amount of U.S. income taxes that may be applicable to such earnings is not readily determinable given the various tax planning alternatives we could employ if we repatriated these earnings. As of December 31, 2016 and following the restructuring of the entities associated with our foreign operations effectuated by Danaher in connection with the Separation, the basis difference based upon earnings that we plan to reinvest indefinitely outside of the United States for which deferred taxes have not been provided was approximately $941 million.